UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 12, 2016

LendingTree, Inc.
(Exact name of registrant as specified in charter)

Delaware	001-34063	26-2414818
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

11115 Rushmore Drive, Charlotte, NC	28277
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (704) 541-5351

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.     Results of Operations and Financial Condition.

On January 12, 2016, LendingTree, Inc. (the “Registrant”) announced that it expects to exceed its previously provided guidance for fourth quarter and full year 2015. A copy of the related press release is furnished as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

Exhibit No.	Exhibit Description

99.1	Press release, dated January 12, 2016, with respect to Registrant's updated guidance for fourth quarter and full year 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 12, 2016

LENDINGTREE, INC.

	By:	/s/ Gabriel Dalporto
Gabriel Dalporto
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated January 12, 2016, with respect to Registrant's updated guidance for fourth quarter and full year 2015.